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EXHIBIT 99.1

MAC-GRAY CORPORATION

        LETTER OF TRANSMITTAL

For Tender of All Outstanding
7 5/8% Senior Notes Due 2015
(CUSIP Nos: 554153AA4, U55267AA3 and 554153AB2)

In Exchange For
7 5/8% Senior Notes Due 2015
(CUSIP Nos:                  )
Which Have Been Registered Under the Securities Act of 1933, as amended

Pursuant to the Prospectus Dated                        , 2005
The Exchange Offer and Withdrawal Rights Will Expire
at 5:00 p.m., New York City Time,
On                        , 2005,
Unless the Exchange Offer is Extended (the "Expiration Date")

The Exchange Agent (the "Exchange Agent") for the Exchange Offer is:
Wachovia Bank, National Association

By Certified/Registered Mail, Hand or Overnight Courier:
Wachovia Bank, National Association, as Exchange Agent Wachovia Bank, Corporate Actions—NC 1153 1525 West W.T. Harris Blvd., 3C3 Charlotte, NC 28262 Attention: Marsha Rice	Wachovia Bank, National Association, as Exchange Agent Wachovia Bank, Corporate Trust Dept. One Penn Plaza, Suite 1414 New York, New York 10119 Attention: David Massa
By Facsimile:
(704) 590-7628	(212) 273-7015
For Information or Confirmation by Telephone:
(704) 590-7413	(212) 273-7012

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION THEREOF TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is being furnished by Mac-Gray Corporation, a Delaware corporation (the "Company") in connection with its offer to exchange its 7 5/8% Senior Notes due 2015 (the "Old Notes") that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), under that certain Indenture dated as of August 16, 2005 (the "Indenture"), by and among the Company, the Guarantors named therein, as Guarantors, and Wachovia Bank, National Association, as Trustee, for like amounts of its newly issued 7 5/8% Senior Notes due 2015, which have been registered under the Securities Act (the "New Notes").

        The undersigned acknowledges that he or she has received the prospectus dated                , 2005 (as the same may be amended and supplemented from time to time, the "Prospectus") and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange each $1,000 principal amount of its Old Notes, of which $150 million aggregate principal amount is outstanding, for each $1,000 principal amount of outstanding New Notes upon the terms and subject to the conditions set forth in the Prospectus. For each Old Note accepted for exchange, the holder will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes, or if no interest has been paid, from August 16, 2005. Old Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders whose Old Notes are accepted for exchange will not receive any payment of interest on the Old Notes otherwise payable on any interest payment date the record date for which occurs after completion of the Exchange Offer.

        The term "Expiration Date" shall mean 5:00 p.m., New York City time, on                , 2005, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus.

        This Letter of Transmittal is to be used if (i) certificates for Old Notes are to be physically delivered to the Exchange Agent herewith by holders, (ii) tender of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") through the DTC Automated Tender Offer Program ("ATOP"), pursuant to the procedures set forth in "The Exchange Offer—Procedures for tendering old notes" in the Prospectus, by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes, unless an Agent's Message (as defined in Instruction 2) is transmitted in lieu hereof, or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Procedures for tendering old notes," unless an Agent's Message is transmitted in lieu hereof. Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The term "holder" as used herein means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or any person whose name appears on a security position listing provided by DTC as an owner of Old Notes.

        Holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign and deliver this Letter of Transmittal, or a facsimile hereof, to the Exchange Agent, in person or to the address set forth above, unless an Agent's Message is transmitted in lieu hereof; and (2) tender (and not withdraw) his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the instructions to this Letter of Transmittal. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under "The Exchange Offer—Procedures for tendering old notes" in the Prospectus. (See Instruction 2).

        Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Old Notes validly tendered and not withdrawn and the issuance of the New Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company has given oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT AT (704) 590-7413 OR AT ITS ADDRESS SET FORTH ABOVE. (SEE INSTRUCTION 12).

        HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE BOX 1, BOX 2 AND BOX 4 AND SIGN THIS LETTER OF TRANSMITTAL IN BOX 4 AND COMPLY WITH ALL OF ITS TERMS, UNLESS AN AGENT'S MESSAGE IS TRANSMITTED IN LIEU HEREOF.

Box 1: Tender of Old Notes

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES) FOR OLD NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

☐
CHECK HERE IF CERTIFICATES REPRESENTING THE TENDERED OLD NOTES ARE ENCLOSED WITH THIS LETTER OF TRANSMITTAL.

☐
CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

        Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Procedures for tendering old notes." (See Instruction 2).

☐
CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY SENT TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Transaction Code Number:

Name of Eligible Institution which Guaranteed Delivery:

        IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number:

Transaction Code Number:

Box 2: Description of Old Notes Tendered

        List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF 7 5/8% SENIOR NOTES DUE 2015

Name(s) and Addresses of Registered Owner(s) Exactly as Name(s) Appear(s) on Old Notes or on a Security Position	Mac-Gray Corporation Certificate(s) Surrendered (Attach additional signed schedule if necessary)

	Certificate No(s).	Aggregate Principal Amount Represented by Certificate(s)*	Aggregate Principal Amount Tendered (if less than all)**

*	Does not need to be completed if Old Notes are tendered by book-entry transfer.
**	Unless otherwise indicated, the holder will be deemed to have tendered the entire face amount of all Old Notes if no lesser amount is indicated. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and integral multiples thereof.

        If not already printed above, the name(s) and address(es) of the registered owner(s) should be printed exactly as they appear on the certificate(s) representing the Old Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of those Old Notes.

Box 3: Special Registration and Delivery Instructions

PLEASE READ CAREFULLY INSTRUCTIONS 4, 5, 6 AND 7
SPECIAL REGISTRATION INSTRUCTIONS

        To be completed ONLY if certificates for Old Notes in a principal amount not tendered or New Notes issued in exchange for Old Notes accepted for exchange are to be issued in the name of someone other than the undersigned, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated on the following page.

Issue Old Notes and/or New Notes certificate(s) to:

Name:
(PLEASE PRINT)
(PLEASE PRINT)
Address:

(INCLUDING ZIP CODE)
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
☐ Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

(DTC ACCOUNT NUMBER)

SPECIAL DELIVERY INSTRUCTIONS

        To be completed ONLY if certificates for Old Notes in a principal amount not tendered or New Notes issued in exchange for Old Notes accepted for exchange are to be delivered to someone other than the undersigned.

Deliver Old Notes and/or New Notes certificate(s) to:

Name:
(PLEASE PRINT)
(PLEASE PRINT)
Address:

(INCLUDING ZIP CODE)
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned is a holder of 7 5/8% Senior Notes due 2015 (the "Old Notes") issued by Mac-Gray Corporation, a Delaware corporation (the "Company") under that certain Indenture dated as of August 16, 2005 (the "Indenture"), by and among the Company, the Guarantors named therein, as Guarantors (the "Guarantors"), and Wachovia Bank, National Association, as Trustee (the "Trustee").

        The undersigned acknowledges receipt of the Prospectus dated                , 2005 (as the same may be amended and supplemented from time to time, the "Prospectus") of the Company and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of $150 million of its newly issued 7 5/8% Senior Notes due 2015 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for like amounts of its Old Notes that were issued and sold in a transaction exempt from registration under the Securities Act. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on                , 2005, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus.

        Subject to the terms and conditions set forth in the Prospectus and in accordance with this Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated in the tables in Box 2 above labeled "Description of 7 5/8% Senior Notes due 2015" under the column heading "Aggregate Principal Amount Tendered (if less than all)" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Old Notes described in those tables). The undersigned acknowledges and agrees that Old Notes may not be tendered except in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.

        Subject to and effective upon the acceptance for exchange of the Old Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. By executing this Letter of Transmittal, and subject to and effective upon acceptance for exchange of the Old Notes tendered therewith, the undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Indenture) with respect to the tendered Old Notes, with full powers of substitution and revocation (such powers of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Old Notes to the Company or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present such Old Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

        If the undersigned is not the registered owner of the Old Notes listed in Box 2 above labeled "Description of 7 5/8% Senior Notes due 2015" under the column heading "Aggregate Principal Amount Tendered (if less than all)" or such registered owner's legal representative or attorney-in-fact, then in order to validly tender, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a

Letter of Transmittal in respect of such Old Notes on behalf of the registered owner thereof, and that proxy is being delivered with this Letter of Transmittal.

        The undersigned acknowledges and agrees that a tender of Old Notes pursuant to any of the procedures described in the Prospectus and this Letter of Transmittal and an acceptance of such Old Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        The undersigned understands and agrees that the Company reserves the right not to accept tendered Old Notes from any tendering holder if the Company determines, in its sole discretion, that conditions precedent, as set forth in the Prospectus under "The Exchange Offer—Conditions to the exchange offer," have not been satisfied.

        No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. This tender of Old Notes may be withdrawn at any time prior to the Expiration Date, as set forth in the Prospectus under "The Exchange Offer—Withdrawal of tenders."

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that when those Old Notes are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and those Old Notes will not be subject to any adverse claims. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer of ownership of such Old Notes on the account books maintained by a book-entry transfer facility.

        The undersigned hereby further represents and warrants that: (i) the undersigned is not an affiliate (within the meaning of Rule 405 under the Securities Act) of the Company or any Subsidiary Guarantors; (ii) the undersigned is not engaged in, does not intend to engage in and has no arrangement or understanding with any person to participate in, a distribution of the New Notes; (iii) the undersigned is acquiring the New Notes in the ordinary course of its business; and (iv) the undersigned is not a broker-dealer who is tendering Old Notes acquired directly from us for resale pursuant to Rule 144A or any avaliable exemption under the Securities Act.

        The undersigned also acknowledges that the Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and the holders have no arrangement with any person to participate in the distribution of the New Notes. However, the Company has not obtained a no-action letter specifically for this Exchange Offer, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, that holder (a) cannot rely on the applicable interpretations of the staff of the SEC and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

        The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer—Procedures for tendering old notes," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

        The undersigned understands that the Company may accept the undersigned's tender by delivering oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes (or defectively tendered Old Notes with respect to which the Company has waived the defect) when, as and if the Company has given oral (which shall be promptly confirmed in writing) or written notice thereof to the Exchange Agent.

        Old Notes properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Company will deliver the New Notes as promptly as practicable following acceptance of the tendered Old Notes.

        The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

        If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

        Unless otherwise indicated in Box 3 "Special Registration Instructions," the undersigned hereby request(s) that any Old Notes representing principal amounts not tendered or accepted for exchange, and that the New Notes issued in exchange for the Old Notes accepted for exchange be issued in the name(s) of the undersigned (or, in either such event in the case of Old Notes tendered by DTC, by credit to the account of the undersigned at DTC).

        Similarly, unless otherwise indicated in Box 3 "Special Delivery Instructions," the undersigned hereby request(s) that any Old Notes representing principal amounts not tendered or accepted for exchange, and that the New Notes issued in exchange for the Old Notes accepted for exchange be issued in the name(s) of, and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, the undersigned hereby request(s) that the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange be issued in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof or to issue any New Notes in the name(s) of anyone other than the name(s) of the registered holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered. The undersigned understands that the undersigned must comply with all terms and conditions of the Indenture as amended or supplemented from time to time in accordance with its terms to transfer Old Notes either not tendered for exchange or not accepted for exchange from the name of the registered holder(s).

        Holders who wish to tender the Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or an Agent's Message in lieu hereof or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Procedures for tendering old notes." (See Instruction 2).

        The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Company, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed (or, in the case of a book-entry transfer, an Agent's Message, if applicable, in lieu of this Letter of Transmittal), together with all accompanying evidences of authority and any other required documents in a form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The undersigned has completed the appropriate boxes and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

        If the undersigned is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so representing and acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

Box 4

PLEASE SIGN HERE
(To be completed by all tendering
holders of Old Notes regardless of whether Old Notes are
being physically delivered herewith)

        By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Old Notes listed in Box 2 above labeled "Description of 7 5/8% Senior Notes due 2015" under the column headings "Aggregate Principal Amount Tendered (if less than all)" (or if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Old Notes described in that box).

        This Letter of Transmittal must be signed by the registered holder(s) exactly as their name(s) appear on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act (See Instruction 4).

X		DATE
X	SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY	DATE
Name(s):	Address:
(PLEASE PRINT)		(INCLUDING ZIP CODE)
Capacity:	Area Code and Telephone Number:
Social Security No.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (SEE INSTRUCTION 1)
Certain Signatures Must be Guarantee by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:

(Place Seal Here)

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Guarantee of Signatures.    Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) have not completed Box 3 "Special Registration Instructions" or "Special Delivery Instructions" or (ii) such Old Notes are tendered for the account of an Eligible Institution (See Instruction 6). Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a recognized participant in the Security Transfer Agents Medallion Program or the Stock Exchanges Medallion Program, which is generally a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States (each, an "Eligible Institution"). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution. If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Old Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder or if New Notes are to be issued to someone other than the signatory of this Letter of Transmittal, then the signatures on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by an Eligible Institution.

        2.    Delivery of this Letter of Transmittal and Old Notes.    This Letter of Transmittal is to be used if (i) certificates for Old Notes are to be physically delivered to the Exchange Agent herewith by holders, (ii) tenders of Old Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC through DTC's Automatic Tender Offer Program ("ATOP") or (iii) tenders of Old Notes are to be made according to guaranteed delivery procedures, all as set forth in the Prospectus. For holders whose Old Notes are being delivered by book-entry transfer, delivery of an Agent's Message (as defined below) by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message.

        Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent of Old Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an Agent's Message in lieu thereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

        This Letter of Transmittal and Old Notes should be sent only to the Exchange Agent and not to the Company or DTC.

        To validly tender Old Notes pursuant to the Exchange Offer, either (i) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Old Notes, or an Agent's Message, as the case may be, and any other documents required by this Letter of Transmittal, or (ii) a holder of Old Notes must comply with the guaranteed delivery procedures set forth below.

        The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder. Except as otherwise provided herein and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use registered mail with return receipt requested, properly insured, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

        The Exchange Agent will make a request to establish an account with respect to the Old Notes at DTC for purposes of the Exchange Offer promptly after the date of the Prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, this Letter of Transmittal, with any required signature guarantees or an Agent's Message in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

        A holder may tender Old Notes that are held through DTC by transmitting its acceptance through DTC's ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each tendering participant to the effect that, with respect to the Old Notes, the participant has received and agrees to be bound by the terms of this Letter of Transmittal and the Company may enforce such agreement against such participant.

        Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Procedures for tendering old notes." Pursuant to those procedures: (i) such tender must be made by or through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery), and (iii) such properly completed and executed Letter of Transmittal or facsimile hereof or an Agent's Message in lieu hereof, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Old Notes tendered for exchange will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering holders, by execution of this Letter of Transmittal or facsimile hereof or an Agent's Message in lieu hereof, shall waive any right to receive notice of the acceptance of the Old Notes for exchange. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities in the tender or conditions of the Exchange Offer as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including these instructions) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within the time determined by the Company. No alternative, conditional or contingent tenders will be accepted. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Old Notes received by the Exchange Agent that are not properly tendered or as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

        3.    Inadequate Space.    If the space provided is inadequate, the certificate numbers and/or the number of Old Notes should be listed on a separate signed schedule attached hereto.

        4.    Tender by Holder.    Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owners name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Old Notes.

        5.    Partial Tenders; Withdrawals.    Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Note is tendered, the tendering holder should fill in the principal amount tendered in the table in Box 2 above labeled "Description of 7 5/8% Senior Notes due 2015" under the column heading "Aggregate Principal Amount Tendered (if less than all)." The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in Box 3 "Special Delivery Instructions" above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

        Except as otherwise provided herein, tenders of Old Notes may be withdrawn, as provided below, at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For the withdrawal of a tender to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address or number set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer the name and number of the account at DTC to be credited), (ii) include a statement that the Depositor is withdrawing its election to have its Old Notes exchanged, (iv) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees, endorsements and/or powers) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (v) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawals will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder without cost to such holder as soon as practicable after withdrawal. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer—Procedures for tendering old notes" at any time prior to the Expiration Date.

        Neither the Company, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give such notice.

        6.    Signatures on the Letter of Transmittal; Bond Powers and Endorsements.    If this Letter of Transmittal or facsimile hereof is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Note without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

        If any of the Old Notes tendered hereby are registered in the name of two or more holders, all registered holders must sign this Letter of Transmittal.

        If any of the Old Notes tendered hereby are registered in different names on several Old Notes, it will be necessary to complete, sign and submit as many separate Letter of Transmittals as there are different registrations of Old Notes.

        If this Letter of Transmittal or facsimile hereof is signed by the registered holder or holders (which term, for the purposes described herein, shall include a person whose name appears on a DTC security listing as the owner of the Old Notes) of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes to be reissued) to the registered holder, then such holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

        If this Letter of Transmittal or facsimile hereof is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered holder or holders appears on the Old Notes.

        If this Letter of Transmittal or facsimile hereof or any Old Notes or instrument of transfer or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent or officer of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

        Endorsements on Old Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

        7.    Special Registration and Delivery Instructions.    Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        8.    Backup Federal Income Tax Withholding and Substitute Form W-9.    Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, (i) that the TIN provided is correct (or the holder is waiting for a number to be issued to him or her); (ii) that (A) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (B) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (C) provide an adequate basis for exemption; and (iii) the holder is a U.S. person (including a U.S. resident alien). If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1, the Company (or the Paying Agent under the Indenture governing the New Notes) shall retain a portion of payments made to the tendering holder during the sixty-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, an appropriate IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold a portion of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

        9.    Transfer Taxes.    Each registered holder of Old Notes will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder. See the Prospectus under "The Exchange Offer—Transfer taxes."

        Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

        10.    Waiver of Conditions.    The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

        11.    Mutilated, Lost, Stolen or Destroyed Old Notes.    Any tendering holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address and number indicated herein for further instructions.

        12.    Requests for Assistance or Additional Copies.    Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and number specified in the Prospectus. A holder may also contact such holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT TAX INFORMATION

        Under federal income tax laws, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 below or, alternatively, to establish another basis for an exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments made pursuant to the Exchange Offer may be subject to backup withholding.

        Certain holders (including, among others, certain corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. An appropriate Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Exchange Agent is required to withhold a portion of any payments made to the holder or other payee. For payments made during calendar year 2005, the applicable backup withholding rate is 28%. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments made with respect to the Exchange Offer, the holder is required to provide the Exchange Agent with (i) the holder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (B) the IRS has notified the holder that the holder is no longer subject to backup withholding, or (C) provide an adequate basis for exemption and (ii) certify that the holder is a U.S. person (including a U.S. resident alien).

What Number to Give the Exchange Agent

        The holder is required to give the Exchange Agent the TIN of the registered holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(SEE INSTRUCTION 8)

Department of the Treasury INTERNAL REVENUE SERVICE

TAXPAYER IDENTIFICATION NUMBER Substitute Form W-9 (To be completed by all holders)

Name: (If joint names, list both and circle the name of the person or entity whose number you enter in Part 1 below)
Business Name: (Business name, trade name, or "doing business as" name)
	Individual/Sole Proprietor	Corporation	Partnership	Other
Check Appropriate Box:	☐	☐	☐	(Describe)
Address:

Part 1 — Please provide your Taxpayer Identification Number ("TIN") in the space provided below and certify by signing and dating below.	Part 2 — If you are exempt from backup withholding, check here.
(Social Security or Employer Identification Number)	☐ Exempt from backup withholding

Part 3 — Certification — Under penalties of perjury, I certify that:
1. The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has informed me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item 2 of Part 3 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2 of Part 3.
Signature:
Date:
NOTE: Failure to complete and return this Substitute Form W-9 may result in backup withholding of any payments made to you. Please review Substitute Form W-9 (Instruction 8) for additional details.

NOTE:
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU STATED "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payer a portion of all reportable payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and a portion of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

SIGNATURE	DATE
NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guideline for Determining the Proper Identification Number for the Payee (You) to give the Payer.

        Social Security numbers have nine digits separated by two hyphens: i.e. 000-000-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help you determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:		Give the name and social security number of
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The Grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or single-owner LLC	The owner[3]
For this type of account:		Give the name and employer identification number of
6.	Sole proprietorship or single-owner LLC	The owner[3]
7.	A valid trust, estate, or pension trust	The legal entity[4]
8.	Corporate or LLC electing corporate status on form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state of local government, school, district, or prison) that receives agricultural program payments	The public entity

1
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number that person's number must be furnished.

2
Circle the minor's name and furnish the minor's social security number.

3
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

4
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:
If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

  Payees specifically exempted from backup withholding include:

    1.
    An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

    2.
    The United States or any of its agencies or instrumentalities.

    3.
    A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

    4.
    A foreign government or any of its political subdivisions, agencies or instrumentality.

    5.
    An international organization or any agency or instrumentality thereof.

  Payees that may be exempt from backup withholding include:

    6.
    A corporation.

    7.
    A foreign central bank of issue.

    8.
    A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States.

    9.
    A futures commission merchant registered with the Commodity Futures Trading Commission.

    10.
    A real estate investment trust.

    11.
    An entity registered at all times during the tax year under the Investment Company Act of 1940.

    12.
    A common trust fund operated by a bank under Section 584(a).

    13.
    A financial institution.

    14.
    A middleman known in the investment community as a nominee or custodian.

    15.
    A trust exempt from tax under Section 664 or described in Section 4947.

Payments Exempt from Backup Withholding

  Payments of dividends and patronage dividends generally exempt from backup withholding include:

    16.
    Payments to nonresident aliens subject to withholding under Section 1441.

    17.
    Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

    18.
    Payments of patronage dividends not paid in money.

    19.
    Payments made by certain foreign organizations.

    20.
    Section 404(k) distributions made by an ESOP.

  Payments of interest generally exempt from backup withholding include the following:

    21.
    Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

    22.
    Payments described in Section 6049(b)(5) to nonresident aliens.

    23.
    Payments on tax-free covenant bonds under Section 1451.

    24.
    Payments made by certain foreign organizations.

        Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

        Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the box in Part 2 on the form, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice

        Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION
CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

QuickLinks

EXHIBIT 99.1
MAC-GRAY CORPORATION
CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER